Newmont Increases Gold Reserves to 99.2 Million Ounces and Reports Copper Reserves at 9.5 Billion Pounds

Newmont also Added New Reserves at Merian and New Resources at Long Canyon

DENVER, Feb. 21, 2013 /PRNewswire/ -- Newmont Mining Corporation (NYSE: NEM) ("Newmont" or "the Company") today announced it increased attributable gold reserves by 0.4 million ounces, net of depletion, to 99.2 million ounces in 2012. Highlights include:

  Gold reserves of 99.2 million ounces;
  Copper reserves of 9.5 billion pounds;
  The addition of 2.9 million ounces of gold reserves at the Merian project in Suriname; and
  The addition of 2.6 million ounces of gold inferred resources at the Long Canyon project in Nevada.

"We are pleased to announce 6.6 million ounces of gold reserve additions in 2012 at higher grades than depleted, with 2.9 million ounces of new reserves declared at Merian in Suriname," said Gary Goldberg, President and Chief Operating Officer. "We also declared 2.6 million ounces of gold inferred resource at Long Canyon in Nevada," Goldberg added.

Gold and copper reserves1 were calculated at $1,400 per ounce, and $3.25 per pound, respectively. A $100 increase in gold price would result in an approximate 2.8% increase in gold reserves while a $100 decrease in gold price would result in an approximate 7.6% decrease in gold reserves. Gold and copper price related reserve additions accounted for 1.5 million ounces of gold and approximately 0.1 billion pounds of copper in 2012, as highlighted in the following charts.

1For detailed information on the Company's year-end attributable Proven and Probable Reserves and Measured, Indicated and Inferred Resources, please refer to the Supplemental Information and the cautionary statement at the end of this release.

(Photo: http://photos.prnewswire.com/prnh/20130221/LA64354-INFO-a)

Attributable measured and indicated gold resources for 2012 were 22.3 million ounces. In addition, attributable inferred gold resources were 17.9 million ounces. Attributable measured and indicated copper resources for 2012 were 2.2 billion pounds. In addition, attributable inferred copper resources were 970 million pounds. Gold and copper resources were calculated using prices of $1,600 per ounce and $3.50 per pound, respectively.

Attributable proven and probable silver reserves for 2012 were 186 million ounces. Attributable measured and indicated silver resources for 2012 were 53 million ounces, with additional inferred silver resources of 35 million ounces. Silver reserves and resources were calculated using prices of $30 and $35 per ounce, respectively.

Exploration: 2013 Planned Activity
Newmont's 2013 attributable exploration budget is $249 million, with over 40% allocated to North America, and the balance split between Asia Pacific, Africa, South America, and other strategic programs, as shown in the chart below. Of the total attributable exploration budget, approximately three quarters is expected to be focused on brownfields exploration activity, with the balance targeted on greenfields programs.

(Photo: http://photos.prnewswire.com/prnh/20130221/LA64354-INFO-b)

22013 Opportunity Fund budget to be allocated regionally to the highest ranking projects identified throughout the course of the year, consistent with prior year practice.

Reserve and Resource Tables
Proven and Probable reserves are based on extensive drilling, sampling, mine modeling and metallurgical testing from which we determined economic feasibility. Metal price assumptions follow SEC guidance not to exceed a three year trailing average. The price sensitivity of reserves depends upon several factors including grade, metallurgical recovery, operating cost, waste-to-ore ratio and ore type. Metallurgical recovery rates vary depending on the metallurgical properties of each deposit and the production process used. The reserve tables included in this release list the average metallurgical recovery rate for each deposit, which takes into account the relevant processing methods. The cut-off grade, or lowest grade of mineralized material considered economic to process, varies with material type, price, metallurgical recoveries, operating costs and co- or by-product credits. The Proven and Probable reserve figures presented herein are estimates based on information available at the time of calculation. No assurance can be given that the indicated levels of recovery of gold and copper will be realized. Ounces of gold and silver or pounds of copper included in the proven and probable reserves are calculated without regard to any losses during metallurgical treatment. Reserve estimates may require revision based on actual production. Market fluctuations in the price of gold and copper, as well as increased production costs or reduced metallurgical recovery rates, could render certain proven and probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

The Measured, Indicated, and Inferred resource figures presented herein are estimates based on information available at the time of calculation and are exclusive of reserves. A 'Mineral Resource' is a concentration or occurrence of solid material of economic interest in or on the Earth's crust in such form, grade or quality and quantity that there are reasonable prospects for eventual economic extraction. The location, quantity, grade or quality, continuity and other geological characteristics of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling. Mineral Resources are sub-divided, in order of increasing geological confidence, into Inferred, Indicated and Measured categories. Ounces of gold and silver or pounds of copper included in the Measured, Indicated and Inferred resources are calculated without regard to any losses during metallurgical treatment. Market fluctuations in the price of gold and copper, as well as increased production costs or reduced metallurgical recovery rates, could change future estimates of resources.

We publish reserves and resources annually, and will recalculate reserves and resources at December 31, 2013, taking into account metal prices, changes, if any, in future production and capital costs, divestments and depletion as well as any acquisitions and additions during 2013.

Attributable Proven, Probable, and Combined Gold Reserves(1),U.S Units
December 31, 2012												December 31, 2011
Deposits/Districts by Reporting Unit		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven + Probable Reserves
	Newmont Share	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold		Tonnage	Grade	Gold
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Open Pits, Nevada	100%	82,100	0.059	4,810	231,100	0.030	6,840	313,200	0.037	11,650	74%	331,700	0.038	12,620
Carlin Underground, Nevada	100%	14,500	0.252	3,650	9,000	0.285	2,580	23,500	0.265	6,230	86%	18,000	0.282	5,090
Midas, Nevada	100%	200	0.191	30	400	0.055	20	600	0.095	50	90%	800	0.226	160
Phoenix, Nevada	100%	22,700	0.019	440	417,200	0.017	6,990	439,900	0.017	7,430	73%	447,100	0.016	7,250
Twin Creeks, Nevada	100%	7,100	0.101	720	51,200	0.052	2,680	58,300	0.058	3,400	80%	48,300	0.078	3,780
Turquoise Ridge, Nevada(2)	25%	2,200	0.396	860	2,900	0.370	1,080	5,100	0.381	1,940	92%	4,000	0.442	1,760
Nevada In-Process(3)	100%	25,500	0.018	450	0		0	25,500	0.018	450	64%	23,000	0.020	460
Nevada Stockpiles(4)	100%	68,900	0.055	3,830	3,400	0.026	90	72,300	0.054	3,920	75%	68,200	0.052	3,530
Total Nevada		223,200	0.066	14,790	715,200	0.028	20,280	938,400	0.037	35,070	77%	941,100	0.037	34,650
La Herradura, Mexico	44%	85,500	0.017	1,470	72,600	0.016	1,140	158,100	0.017	2,610	67%	111,400	0.021	2,330
TOTAL NORTH AMERICA		308,700	0.053	16,260	787,800	0.027	21,420	1,096,500	0.034	37,680	77%	1,052,500	0.035	36,980
South America
Conga, Peru(5)	51.35%	0		0	303,400	0.021	6,460	303,400	0.021	6,460	75%	303,400	0.021	6,460
Yanacocha Open Pits(6)	51.35%	23,000	0.057	1,310	73,400	0.014	1,050	96,400	0.024	2,360	73%	119,900	0.030	3,570
Yanacocha In-Process(3)	51.35%	8,600	0.026	220	0		0	8,600	0.026	220	78%	15,200	0.025	390
Yanacocha Stockpiles(4)	51.35%	8,400	0.054	460	0		0	8,400	0.054	460	60%	Not Disclosed in 2011
Total Yanacocha, Peru	51.35%	40,000	0.050	1,990	73,400	0.014	1,050	113,400	0.027	3,040	72%	135,100	0.029	3,960
La Zanja, Peru(7)	46.94%	1,700	0.021	40	10,800	0.017	190	12,500	0.018	230	66%	21,400	0.016	330
Merian, Suriname(8)	80%	0		0	79,800	0.036	2,850	79,800	0.036	2,850	93%
TOTAL SOUTH AMERICA		41,700	0.048	2,030	467,400	0.023	10,550	509,100	0.025	12,580	78%	459,900	0.023	10,750
Asia Pacific
Batu Hijau Open Pit(9)	48.5%	131,300	0.017	2,170	166,600	0.006	940	297,900	0.010	3,110	76%	323,700	0.010	3,150
Batu Hijau Stockpiles(4)(5)(9)	48.5%	0		0	140,600	0.003	440	140,600	0.003	440	70%	156,900	0.003	490
Total Batu Hijau, Indonesia	48.5%	131,300	0.017	2,170	307,200	0.004	1,380	438,500	0.008	3,550	76%	480,600	0.008	3,640
Boddington, Western Australia	100%	117,100	0.020	2,390	813,400	0.019	15,270	930,500	0.019	17,660	81%	1,053,500	0.019	19,490
Boddington Stockpiles	100%	32,000	0.017	540	31,800	0.013	400	63,800	0.015	940	81%	0		0
Total Boddington, Western Australia	100%	149,100	0.020	2,930	845,200	0.019	15,670	994,300	0.019	18,600	81%	1,053,500	0.019	19,490
Duketon, Western Australia(10)	19.75%	1,500	0.044	70	11,100	0.045	500	12,600	0.045	570	95%	10,800	0.045	490
Jundee, Western Australia	100%	2,300	0.090	210	1,600	0.188	300	3,900	0.130	510	91%	3,800	0.174	650
Kalgoorlie Open Pit and Underground	50%	11,700	0.059	690	38,700	0.056	2,180	50,400	0.057	2,870	85%	55,000	0.057	3,140
Kalgoorlie Stockpiles(4)(5)	50%	57,900	0.023	1,330	0		0	57,900	0.023	1,330	83%	53,900	0.023	1,260
Total Kalgoorlie, Western Australia	50%	69,600	0.029	2,020	38,700	0.056	2,180	108,300	0.039	4,200	84%	108,900	0.040	4,400
Tanami, Northern Territory	100%	5,000	0.174	860	8,900	0.153	1,360	13,900	0.161	2,220	95%	16,700	0.152	2,520
Waihi, New Zealand	100%	100	0.175	20	2,900	0.097	280	3,000	0.101	300	89%	3,200	0.112	360
TOTAL ASIA PACIFIC		358,900	0.023	8,280	1,215,600	0.018	21,670	1,574,500	0.019	29,950	82%	1,677,500	0.019	31,550
Africa
Ahafo Open Pits(11)	100%	0		0	183,100	0.055	10,150	183,100	0.055	10,150	88%	194,700	0.055	10,790
Ahafo Underground(12)	100%	0	0.000	0	4,900	0.13	630	4,900	0.129	630	92%	5,900	0.112	660
Ahafo Stockpiles(4)	100%	27,200	0.030	800	0		0	27,200	0.030	800	86%	21,000	0.030	630
Total Ahafo, Ghana	100%	27,200	0.030	800	188,000	0.057	10,780	215,200	0.054	11,580	88%	221,600	0.055	12,080
Akyem, Ghana(13)	100%	300	0.097	20	144,300	0.051	7,360	144,600	0.051	7,380	88%	144,500	0.051	7,390
TOTAL AFRICA		27,500	0.030	820	332,300	0.055	18,140	359,800	0.053	18,960	88%	366,100	0.053	19,470
TOTAL NEWMONT WORLDWIDE		736,800	0.037	27,390	2,803,100	0.026	71,780	3,539,900	0.028	99,170	81%	3,556,000	0.028	98,750

(1)

Reserves are calculated at a a gold price of US$1,400, A$1,400, or NZ$1,800 per ounce unless otherwise noted. 2011 reserves were calculated at a gold price of  US$1,200, A$1,250, or NZ$1,600  per ounce unless otherwise noted.  Tonnage amounts have been rounded to the nearest 100,000 unless they are less than 50,000, and gold ounces have been rounded to the nearest 10,000.

(2)	Reserve estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.
(3)

In-process material is the material on leach pads at the end of each year from which gold remains to be recovered.  In-process material reserves are reported separately where tonnage or contained ounces are greater than 5% of the total site-reported reserves and contained ounces are greater than 100,000.

(4)

Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills.  Stockpiles increase or decrease depending on current mine plans.  Stockpile reserves are reported separately where tonnage or contained ounces are greater than 5% of the total site-reported reserves and contained ounces are greater than 100,000.

(5)	Project is under development.
(6)	Reserves include the currently undeveloped deposit at La Quinua Sur and Marleny, which contains reserves of 0.5 million attributable ounces.
(7)	Reserves estimates were provided by Buenaventura, the operator of the La Zanja project.
(8)

Project has completed Feasibility and awaits construction decision.  Percentage reflects Newmont's economic interest at the time of Reserve declaration.  Mineral agreement with the Government of Suriname allows the government to purchase up to 25% interest in the project within 60 days after exploitation license is issued, which is expected in early 2013.

(9)	Percentage reflects Newmont's economic interest as of December 31, 2012.
(10)	Reserve estimates provided by Regis Resources Ltd, in which Newmont holds a 19.75% interest.
(11)	Includes undeveloped reserves at Yamfo South, Yamfo Central, Techire West, Subenso South, Subenso North, Yamfo Northeast, and Susuan totaling 3.2 million ounces.
(12)	Subika Underground project is under development.
(13)	Project is under development.

Attributable Proven, Probable, and Combined Gold Reserves(1), Metric Units
December 31, 2012												December 31, 2011
Deposits/Districts by Reporting Unit		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven + Probable Reserves
	Newmont Share	Tonnage	Grade	Gold	Tonnage	Grade	Gold	Tonnage	Grade	Gold		Tonnage	Grade	Gold
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Open Pits, Nevada	100%	74,500	2.01	4,810	209,700	1.01	6,840	284,200	1.28	11,650	74%	300,900	1.30	12,620
Carlin Underground, Nevada	100%	13,100	8.66	3,650	8,200	9.78	2,580	21,300	9.09	6,230	86%	16,400	9.66	5,090
Midas, Nevada	100%	100	6.54	30	400	1.90	20	500	3.25	50	90%	700	7.76	160
Phoenix, Nevada	100%	20,600	0.66	440	378,400	0.57	6,990	399,000	0.58	7,430	73%	405,700	0.56	7,250
Twin Creeks, Nevada	100%	6,400	3.47	720	46,500	1.79	2,680	52,900	2.00	3,400	80%	43,800	2.69	3,780
Turquoise Ridge, Nevada(2)	25%	2,000	13.59	860	2,700	12.68	1,080	4,700	13.07	1,940	92%	3,600	15.14	1,760
Nevada In-Process(3)	100%	23,200	0.61	450	0		0	23,200	0.61	450	64%	20,800	0.69	460
Nevada Stockpiles(4)	100%	62,500	1.90	3,830	3,000	0.91	90	65,500	1.86	3,920	75%	61,900	1.77	3,530
Total Nevada		202,400	2.27	14,790	648,900	0.97	20,280	851,300	1.28	35,070	77%	853,800	1.26	34,650
La Herradura, Mexico	44%	77,500	0.59	1,470	65,900	0.54	1,140	143,400	0.57	2,610	67%	101,100	0.72	2,330
TOTAL NORTH AMERICA		279,900	1.81	16,260	714,800	0.93	21,420	994,700	1.18	37,680	77%	954,900	1.20	36,980
South America
Conga, Peru(5)	51.35%	0		0	275,200	0.73	6,460	275,200	0.73	6,460	75%	275,200	0.73	6,460
Yanacocha Open Pits(6)	51.35%	20,900	1.95	1,310	66,600	0.49	1,050	87,500	0.84	2,360	73%	108,800	1.02	3,570
Yanacocha In-Process(3)	51.35%	7,800	0.88	220	0		0	7,800	0.88	220	78%	13,800	0.87	390
Yanacocha Stockpiles(4)	51.35%	7,600	1.86	460	0		0	7,600	1.86	460	60%	Not Disclosed in 2011
Total Yanacocha, Peru	51.35%	36,300	1.70	1,990	66,600	0.49	1,050	102,900	0.92	3,040	72%	122,600	1.00	3,960
La Zanja, Peru(7)	46.94%	1,600	0.71	40	9,800	0.60	190	11,400	0.61	230	66%	19,400	0.54	330
Merian, Suriname(8)	80%	0		0	72,400	1.22	2,850	72,400	1.22	2,850	93%	0		0
TOTAL SOUTH AMERICA		37,900	1.66	2,030	424,000	0.77	10,550	461,900	0.85	12,580	78%	417,200	0.80	10,750
Asia Pacific
Batu Hijau Open Pit(9)	48.5%	119,100	0.57	2,170	151,100	0.19	940	270,200	0.36	3,110	76%	293,600	0.33	3,150
Batu Hijau Stockpiles(5)(9)	48.5%	0		0	127,600	0.11	440	127,600	0.11	440	70%	142,400	0.11	490
Total Batu Hijau, Indonesia	48.5%	119,100	0.57	2,170	278,700	0.15	1,380	397,800	0.28	3,550	76%	436,000	0.26	3,640
Boddington, Western Australia	100%	106,200	0.70	2,390	737,900	0.64	15,270	844,100	0.65	17,660	81%	955,700	0.63	19,490
Boddington Stockpiles	100%	29,000	0.58	540	28,800	0.43	400	57,800	0.50	940	81%	Not Disclosed in 2011
Total Boddington, Western Australia	100%	135,200	0.67	2,930	766,700	0.64	15,670	901,900	0.64	18,600	81%	955,700	0.80	19,490
Duketon, Western Australia(10)	19.75%	1,400	1.51	70	10,100	1.53	500	11,500	1.53	570	95%	9,800	1.54	490
Jundee, Western Australia	100%	2,100	3.10	210	1,500	6.43	300	3,600	4.46	510	91%	3,400	5.95	650
Kalgoorlie Open Pit and Underground	50%	10,600	2.02	690	35,100	1.93	2,180	45,700	1.95	2,870	85%	49,900	1.96	3,140
Kalgoorlie Stockpiles(5)	50%	52,500	0.79	1,330	0		0	52,500	0.79	1,330	83%	48,900	0.80	1,260
Total Kalgoorlie, Western Australia	50%	63,100	1.00	2,020	35,100	1.93	2,180	98,200	1.33	4,200	84%	98,800	1.38	4,400
Tanami, Northern Territory	100%	4,500	5.97	860	8,100	5.25	1,360	12,600	5.51	2,220	95%	15,100	5.20	2,520
Waihi, New Zealand	100%	100	6.01	20	2,600	3.34	280	2,700	3.45	300	89%	2,900	3.85	360
TOTAL ASIA PACIFIC		325,500	0.79	8,280	1,102,800	0.61	21,670	1,428,300	0.65	29,950	82%	1,521,700	0.65	31,550
Africa
Ahafo Open Pits(11)	100%	0		0	166,100	1.90	10,150	166,100	1.90	10,150	88%	176,600	1.90	10,790
Ahafo Underground(12)	100%	0		0	4,400	4.43	630	4,400	4.43	630	92%	5,300	3.82	660
Ahafo Stockpiles(4)	100%	24,700	1.01	800	0		0	24,700	1.01	800	86%	19,100	1.03	630
Total Ahafo, Ghana	100%	24,700	1.01	800	170,500	1.97	10,780	195,200	1.85	11,580	88%	201,000	1.87	12,080
Akyem, Ghana(13)	100%	200	3.33	20	130,900	1.75	7,360	131,100	1.75	7,380	88%	131,100	1.75	7,390
TOTAL AFRICA		24,900	1.03	820	301,400	1.87	18,140	326,300	1.81	18,960	88%	332,100	1.82	19,470
TOTAL NEWMONT WORLDWIDE		668,200	1.27	27,390	2,543,000	0.88	71,780	3,211,200	0.96	99,170	81%	3,225,900	0.95	98,750

See Footnotes under Gold Reserves U.S. units table.

Attributable Gold Mineral Resources(1)(2)- December 31, 2012, U.S. Units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
Deposits/Districts	Newmont Share	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Buffalo Valley, Nevada	70%	0		0	17,900	0.018	330	17,900	0.018	330	600	0.010	10
Carlin Trend Open Pit, Nevada	100%	26,200	0.036	940	62,700	0.023	1,430	88,900	0.027	2,370	18,900	0.018	350
Carlin Trend Underground, Nevada	100%	500	0.148	70	800	0.199	170	1,300	0.180	240	4,000	0.26	1,020
Lone Tree Complex, Nevada	100%	0		0	2,200	0.023	50	2,200	0.023	50	5,000	0.016	80
Long Canyon, Nevada	100%	0		0	0		0	0		0	27,900	0.094	2,630
Midas, Nevada	100%	0	0.149	0	100	0.039	0	100	0.056	0	300	0.07	20
Phoenix, Nevada	100%	6,300	0.015	90	191,800	0.013	2,430	198,100	0.013	2,520	117,200	0.012	1,390
Sandman, Nevada	100%	0		0	1,300	0.036	50	1,300	0.036	50	1,100	0.063	70
Turquoise Ridge, Nevada(4)	25%	500	0.365	200	500	0.328	160	1,000	0.347	360	900	0.42	380
Twin Creeks, Nevada	100%	5,100	0.070	350	36,800	0.058	2,120	41,900	0.059	2,470	3,900	0.061	240
Nevada Stockpiles, Nevada (5)	100%	5,800	0.037	210	0		0	5,800	0.037	210	2,300	0.043	100
Total Nevada		44,400	0.042	1,860	314,100	0.021	6,740	358,500	0.024	8,600	182,100	0.034	6,290
La Herradura, Mexico	44%	30,600	0.020	610	39,900	0.017	670	70,500	0.018	1,280	59,400	0.016	940
Total North America		75,000	0.033	2,470	354,000	0.021	7,410	429,000	0.023	9,880	241,500	0.030	7,230
South America
Conga, Peru	51.35%	0	0.000	0	89,300	0.012	1,030	89,300	0.012	1,030	130,500	0.011	1,480
Yanacocha, Peru	51.35%	13,000	0.040	520	24,400	0.016	400	37,400	0.025	920	93,800	0.025	2,360
La Zanja, Peru (6)	46.94%	0	0.006	0	400	0.007	0	400	0.007	0	2,800	0.017	50
Merian, Suriname	80%	0		0	4,100	0.056	230	4,100	0.056	230	30,000	0.030	910
Total South America		13,000	0.040	520	118,200	0.014	1,660	131,200	0.017	2,180	257,100	0.019	4,800
Asia Pacific
Batu Hijau, Indonesia(7)	48.5%	8,100	0.018	150	141,300	0.007	1,040	149,400	0.008	1,190	27,600	0.002	50
Boddington, Western Australia	100%	35,500	0.015	540	225,900	0.013	3,010	261,400	0.014	3,550	15,600	0.015	240
Duketon, Western Australia(8)	19.75%	700	0.016	10	10,200	0.023	240	10,900	0.023	250	24,200	0.026	640
Jundee, Western Australia	100%	0		0	300	0.108	30	300	0.108	30	500	0.138	70
Kalgoorlie, Western Australia	50%	5,300	0.038	200	15,900	0.034	540	21,200	0.035	740	400	0.076	30
McPhilliamys, New South Wales(8)	19.75%	0		0	9,000	0.037	330	9,000	0.037	330	3,500	0.046	160
Tanami, Northern Territories	100%	900	0.129	110	2,800	0.116	330	3,700	0.119	440	7,100	0.193	1,370
Waihi, New Zealand	100%	0		0	1,800	0.267	480	1,800	0.267	480	800	0.192	150
Total Asia Pacific		50,500	0.020	1,010	407,200	0.015	6,000	457,700	0.015	7,010	79,700	0.034	2,710
Africa
Ahafo, Ghana	100.0%	0		0	83,200	0.037	3,050	83,200	0.037	3,050	42,500	0.042	1,770
Subika Underground	100.0%	0		0	0	0.000	0	0	0.000	0	9,400	0.136	1,280
Total Ahafo	100.0%	0		0	83,200	0.037	3,050	83,200	0.037	3,050	51,900	0.059	3,050
Akyem, Ghana	100.0%	0		0	13,300	0.016	210	13,300	0.016	210	3,400	0.030	100
Total Africa		0		0	96,500	0.034	3,260	96,500	0.034	3,260	55,300	0.057	3,150
TOTAL NEWMONT WORLDWIDE		138,500	0.029	4,000	975,900	0.019	18,330	1,114,400	0.020	22,330	633,600	0.028	17,890
(1)	Resources are reported exclusive of reserves.
(2)

Resources calculated at a gold price of US$1,600 or A$1,600 per ounce unless otherwise noted.  2011 Resources were calculated at a gold price of US$1,400 or A$1,475 per ounce. Tonnage amounts have been rounded to the nearest 100,000 and pounds have been rounded to the nearest 10 thousand.

(3)	Measured and Indicated combined Resources are equivalent to Mineralized Material disclosed in Newmont's 10K filing.
(4)	Resource estimates provided by Barrick, the operator of the Turquoise Ridge joint venture.
(5)

Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where tonnage or ounces are greater than 5% of the total site-reported reserves and ounces are greater than 100,000.

(6)	Reserve estimates provided by Buenaventura, the operator of the La Zanja project.
(7)	Percentage reflects Newmont's economic interest at December 31, 2012.
(8)	Resource estimates provided by Regis Resources Ltd, in which Newmont holds a 19.75% interest.

Attributable Gold Mineral Resources(1)(2)- December 31, 2012, Metric units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
Deposits/Districts	Newmont Share	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Buffalo Valley, Nevada	70%	0		0	16,200	0.63	330	16,200	0.63	330	500	0.35	10
Carlin Trend Open Pit, Nevada	100%	23,800	1.22	940	56,900	0.78	1,430	80,700	0.91	2,370	17,100	0.63	350
Carlin Trend Underground, Nevada	100%	400	5.07	70	800	6.82	170	1,200	6.19	240	3,600	8.75	1,020
Lone Tree Complex, Nevada	100%	0		0	2,000	0.79	50	2,000	0.79	50	4,600	0.55	80
Long Canyon, Nevada	100%	0		0	0		0	0		0	25,400	3.22	2,630
Midas, Nevada	100%	0	5.10	0	100	1.35	0	100	1.93	0	300	2.27	20
Phoenix, Nevada	100%	5,700	0.50	90	174,000	0.43	2,430	179,700	0.44	2,520	106,300	0.41	1,390
Sandman, Nevada	100%	0		0	1,200	1.23	50	1,200	1.23	50	1,000	2.17	70
Turquoise Ridge, Nevada(4)	25%	500	12.51	200	400	11.25	160	900	11.91	360	800	14.28	380
Twin Creeks, Nevada	100%	4,600	2.39	350	33,400	1.98	2,120	38,000	2.03	2,470	3,600	2.10	240
Nevada Stockpiles, Nevada (5)	100%	5,200	1.25	210	0		0	5,200	1.25	210	2,100	1.48	100
Total Nevada		40,200	1.44	1,860	285,000	0.74	6,740	325,200	0.82	8,600	165,300	1.18	6,290
La Herradura, Mexico	44%	27,700	0.69	610	36,200	0.57	670	63,900	0.62	1,280	53,900	0.54	940
Total North America		67,900	1.13	2,470	321,200	0.72	7,410	389,100	0.79	9,880	219,200	1.02	7,230
South America
Conga, Peru	51.35%	0	0.00	0	81,000	0.40	1,030	81,000	0.40	1,030	118,400	0.39	1,480
Yanacocha, Peru	51.35%	11,800	1.38	520	22,100	0.56	400	33,900	0.85	920	85,100	0.86	2,360
La Zanja, Peru (6)	46.94%	0	0.20	0	300	0.23	0	300	0.23	0	2,600	0.58	50
Merian, Suriname	80%	0		0	3,700	1.90	230	3,700	1.90	230	27,200	1.04	910
Total South America		11,800	1.38	520	107,100	0.48	1,660	118,900	0.57	2,180	233,300	0.64	4,800
Asia Pacific
Batu Hijau, Indonesia(7)	48.5%	7,300	0.62	150	128,200	0.25	1,040	135,500	0.27	1,190	25,000	0.07	50
Boddington, Western Australia	100%	32,200	0.52	540	204,900	0.46	3,010	237,100	0.47	3,550	14,200	0.52	240
Duketon, Western Australia(8)	19.75%	700	0.54	10	9,200	0.80	240	9,900	0.78	250	21,900	0.91	640
Jundee, Western Australia	100%	0		0	200	3.69	30	200	3.69	30	500	4.74	70
Kalgoorlie, Western Australia	50%	4,800	1.29	200	14,500	1.16	540	19,300	1.19	740	300	2.61	30
McPhilliamys, New South Wales(8)	19.75%	0		0	8,200	1.27	330	8,200	1.27	330	3,200	1.57	160
Tanami, Northern Territories	100%	800	4.41	110	2,600	3.97	330	3,400	4.08	440	6,500	6.61	1,370
Waihi, New Zealand	100%	0		0	1,600	9.14	480	1,600	9.14	480	700	6.57	150
Total Asia Pacific		45,800	0.69	1,010	369,400	0.51	6,000	415,200	0.53	7,010	72,300	1.17	2,710
Africa
Ahafo, Ghana	100.0%	0		0	75,500	1.26	3,050	75,500	1.26	3,050	38,500	1.43	1,770
Subika Underground	100.0%	0		0	0	0.00	0	0	0.00	0	8,500	4.66	1,280
Total Ahafo	100.0%	0		0	75,500	1.26	3,050	75,500	1.26	3,050	47,000	2.02	3,050
Akyem, Ghana	100.0%	0		0	12,000	0.55	210	12,000	0.55	210	3,100	1.01	100
Total Africa		0		0	87,500	1.16	3,260	87,500	1.16	3,260	50,100	1.96	3,150
TOTAL NEWMONT WORLDWIDE		125,500	0.99	4,000	885,200	0.64	18,330	1,010,700	0.69	22,330	574,900	0.97	17,890
See footnotes in Gold Resources U.S. units table.

Attributable Copper Reserves(1)U.S. Units
December 31, 2012
												December 31, 2011
Deposits/Districts	Newmont Share	Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
		Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Metallurgical	Tonnage	Grade	Copper
		(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	Recovery	(x1000 tons)	(Cu%)	(million pounds)
North America
Phoenix, Nevada	100%	22,700	0.15%	70	420,500	0.15%	1,220	443,200	0.15%	1,290	61%	450,300	0.15%	1,300
Phoenix Copper Leach, Nevada(2)	100%	0		0	177,100	0.24%	850	177,100	0.24%	850	58%	170,200	0.22%	740
TOTAL NORTH AMERICA		22,700	0.15%	70	597,600	0.17%	2,070	620,300	0.17%	2,140	59%	620,500	0.16%	2,040
South America
Conga, Peru(3)	51.35%	0		0	303,400	0.28%	1,690	303,400	0.28%	1,690	85%	303,400	0.28%	1,690
TOTAL SOUTH AMERICA		0		0	303,400	0.28%	1,690	303,400	0.28%	1,690	85%	303,400	0.28%	1,690
Asia Pacific
Batu Hijau(4)	48.5%	131,300	0.51%	1,340	166,600	0.36%	1,220	297,900	0.43%	2,560	75%	323,700	0.41%	2,670
Batu Hijau Stockpiles(4)(5)	48.5%	0		0	140,600	0.33%	940	140,600	0.33%	940	59%	156,900	0.34%	1,060
Batu Hijau, Indonesia	48.5%	131,300	0.51%	1,340	307,200	0.35%	2,160	438,500	0.40%	3,500	71%	480,600	0.39%	3,730
Boddington	100%	117,100	0.10%	230	813,400	0.11%	1,840	930,500	0.11%	2,070	83%	1,053,500	0.11%	2,260
Boddington Stockpiles(5)	100%	32,000	0.10%	60	31,800	0.07%	50	63,800	0.08%	110	83%
Boddington, Western Australia	100%	149,100	0.29%	290	845,200	0.18%	1,890	994,300	0.20%	2,180	83%	1,053,500	0.11%	2,260
TOTAL ASIA PACIFIC		280,400	0.29%	1,630	1,152,400	0.18%	4,050	1,432,800	0.20%	5,680	75%	1,534,100	0.20%	5,990
TOTAL NEWMONT WORLDWIDE		303,100	0.28%	1,700	2,053,400	0.19%	7,810	2,356,500	0.20%	9,510	73%	2,458,000	0.20%	9,720

(1)

Reserves are calculated at US$3.25 or A$3.25 per pound copper price unless otherwise noted.  2011 reserves were calculated at US$3.00 or A$3.15 per pound copper price unless otherwise noted.  Tonnage amounts have been rounded to the nearest 100,000 and pounds have been rounded to the nearest 10 million.

(2)	Project is under development. Leach reserves are within Phoenix Reserve Pit.
(3)	Project is under development.
(4)	Percentage reflects Newmont's economic interest at December 31, 2012.
(5)

Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material.  Stockpiles increase or decrease depending on current mine plans.  Stockpiles are reported separately where tonnage or contained metal are greater than 5% of the total site reported reserves.

Attributable Copper Reserves(1)Metric Units
December 31, 2012
												December 31, 2011
Deposits/Districts		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Metallurgical	Tonnage	Grade	Copper
		(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	Recovery	(x1000 tonnes)	(Cu%)	(Tonnes)
North America
Phoenix, Nevada	100%	20,600	0.15%	31,570	381,500	0.15%	554,220	402,100	0.15%	585,790	61%	408,500	0.15%	593,140
Phoenix Copper Leach, Nevada(2)	100%	0		0	160,600	0.24%	384,130	160,600	0.24%	384,130	58%	154,400	0.22%	339,680
TOTAL NORTH AMERICA		20,600	0.15%	31,570	542,100	0.17%	938,350	562,700	0.17%	969,920	59%	562,900	0.16%	932,820
South America
Conga, Peru(3)	51.35%	0		0	275,200	0.28%	767,420	275,200	0.28%	767,420	85%	275,200	0.28%	767,300
TOTAL SOUTH AMERICA		0		0	275,200	0.28%	767,420	275,200	0.28%	767,420	85%	303,400	0.28%	767,300
Asia Pacific
Batu Hijau(4)	48.5%	119,100	0.51%	606,440	151,100	0.36%	551,440	270,200	0.43%	1,157,880	75%	293,700	0.41%	1,211,990
Batu Hijau Stockpiles(4)(5)	48.5%	0		0	127,600	0.33%	425,430	127,600	0.33%	425,430	59%	142,300	0.34%	481,570
Batu Hijau, Indonesia	48.5%	119,100	0.51%	606,440	278,700	0.35%	976,870	397,800	0.40%	1,583,310	71%	436,000	0.39%	1,693,560
Boddington	100%	106,200	0.10%	106,500	737,900	0.11%	832,830	844,100	0.11%	939,330	83%	955,700	0.11%	1,025,450
Boddington Stockpiles(5)	100%	29,000	0.10%	27,930	28,800	0.07%	20,880	57,800	0.08%	48,810	83%
Boddington, Western Australia	100%	135,200	0.10%	134,430	766,700	0.11%	853,710	901,900	0.11%	988,140	83%	955,700	0.11%	1,025,450
TOTAL ASIA PACIFIC		254,300	0.29%	740,870	1,045,400	0.18%	1,830,580	1,299,700	0.20%	2,571,450	75%	1,534,100	0.20%	2,719,010
TOTAL NEWMONT WORLDWIDE		274,900	0.28%	772,440	1,862,700	0.19%	3,536,350	2,137,600	0.20%	4,308,790	73%	2,458,000	0.20%	4,419,130

See Footnotes under Copper Reserves U.S. units table.

Attributable Copper Mineral Resources(1)(2)
December 31, 2012
Deposits/Districts		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)
North America
Phoenix, Nevada	100%	6,300	0.07%	10	191,800	0.08%	300	198,100	0.08%	310	119,600	0.10%	230
Phoenix Copper Leach, Nevada	100%	1,000	0.34%	10	21,300	0.25%	110	22,300	0.25%	120	16,900	0.20%	70
TOTAL NORTH AMERICA		7,300	0.11%	20	213,100	0.09%	410	220,400	0.10%	430	136,500	0.11%	300
South America
Conga, Peru	51.35%	0		0	89,300	0.19%	350	89,300	0.19%	350	130,480	0.19%	490
TOTAL SOUTH AMERICA		0		0	89,300	0.19%	350	89,300	0.19%	350	130,480	0.19%	490
Asia Pacific
Batu Hijau, Indonesia(4)	48.5%	8,100	0.37%	60	141,300	0.34%	970	149,400	0.34%	1,030	27,600	0.27%	150
Boddington, Western Australia	100%	35,500	0.07%	50	225,900	0.08%	360	261,400	0.08%	410	15,600	0.11%	30
TOTAL ASIA PACIFIC		43,600	0.12%	110	367,200	0.18%	1,330	410,800	0.18%	1,440	43,200	0.21%	180
TOTAL NEWMONT WORLDWIDE		50,900	0.12%	130	669,600	0.16%	2,090	720,500	0.15%	2,220	310,180	0.16%	970

(1)	Resources are reported exclusive of reserves.
(2)

Resources calculated at a copper price of US$3.50 or A$3.50 per pound unless otherwise noted.  2011 Resources were calculated at a copper price of US$3.50 or A$3.70 per pound. Tonnage amounts have been rounded to the nearest 100,000 and pounds have been rounded to the nearest 10 million.

(3)	Measured and Indicated combined Resources are equivalent to Mineralized Material disclosed in Newmont's 10K filing.
(4)	Percentage reflects Newmont's economic interest at December 31, 2012.

Attributable Copper Mineral Resources(1)(2)Metric Units
December 31, 2012
Deposits/Districts		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)
North America
Phoenix, Nevada	100%	5,700	0.07%	4,110	174,000	0.08%	135,170	179,700	0.08%	139,280	108,500	0.10%	104,570
Phoenix Copper Leach, Nevada	100%	900	0.34%	3,060	19,300	0.25%	48,300	20,200	0.25%	51,360	15,300	0.20%	30,540
TOTAL NORTH AMERICA		6,600	0.11%	7,170	193,300	0.09%	183,470	199,900	0.10%	190,640	123,800	0.11%	135,110
South America
Conga, Peru	51.35%	0		0	81,000	0.19%	156,960	81,000	0.19%	156,960	118,400	0.19%	221,030
TOTAL SOUTH AMERICA		0		0	81,000	0.19%	156,960	81,000	0.19%	156,960	118,400	0.19%	221,030
Asia Pacific
Batu Hijau, Indonesia(3)	48.5%	7,300	0.37%	27,230	128,200	0.34%	440,320	135,500	0.34%	467,550	25,000	0.27%	68,080
Boddington, Western Australia	100%	32,200	0.07%	21,090	204,900	0.08%	164,200	237,100	0.08%	185,290	14,200	0.11%	15,040
TOTAL ASIA PACIFIC		39,500	0.12%	48,320	333,100	0.18%	604,520	372,600	0.18%	652,840	39,200	0.21%	83,120
TOTAL NEWMONT WORLDWIDE		46,100	0.12%	55,490	607,400	0.16%	944,950	653,500	0.15%	1,000,440	281,400	0.16%	439,260

See Footnotes under Copper Resources U.S. units table.

Attributable Proven, Probable, and Combined Silver Reserves(1)U.S. Units
December 31, 2012
												December 31, 2011
Deposits/Districts by Reporting Unit		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven and Probable Reserves
	Newmont Share	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver		Tonnage	Grade	Silver
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Midas, Nevada	100%	200	3.072	510	400	9.731	3,900	600	7.791	4,410	90%	800	7.201	5,250
Phoenix, Nevada	100%	22,700	0.288	6,540	420,500	0.252	106,040	443,200	0.254	112,580	36%	450,300	0.244	109,980
TOTAL NORTH AMERICA		22,900	0.308	7,050	420,900	0.261	109,940	443,800	0.264	116,990	38%	451,100	0.255	115,230
South America
Conga, Peru	51.35%	0		0	303,400	0.064	19,400	303,400	0.064	19,400	70%	303,400	0.064	19,400
Yanacocha Open Pits, Peru	51.35%	19,700	0.167	3,300	65,700	0.078	5,110	85,400	0.098	8,410	29%	89,600	0.125	11,240
Yanacocha In-Process(2)	51.35%	0		0	71,600	0.257	18,370	71,600	0.257	18,370	10%	59,500	0.485	28,840
Yanacocha Stockpiles(3)	51.35%	8,400	1.235	10,380	0		0	8,400	1.235	10,380	31%	6,100	1.235	7,430
Total Yanacocha, Peru	51.35%	28,100	0.486	13,680	137,300	0.171	23,480	165,400	0.225	37,160	20%	155,200	0.306	47,510
TOTAL SOUTH AMERICA		28,100	0.486	13,680	440,700	0.097	42,880	468,800	0.121	56,560	37%	458,600	0.146	66,910
Asia Pacific
Batu Hijau Open Pit(4)	48.5%	131,300	0.047	6,120	166,600	0.024	3,980	297,900	0.034	10,100	78%	323,700	0.032	10,410
Batu Hijau Stockpiles(3)(4)	48.5%	0		0	140,600	0.015	2,140	140,600	0.015	2,140	72%	156,900	0.015	2,430
Total Batu Hijau, Indonesia	48.5%	131,300	0.047	6,120	307,200	0.020	6,120	438,500	0.028	12,240	77%	480,600	0.027	12,840
TOTAL ASIA PACIFIC		131,300	0.047	6,120	307,200	0.020	6,120	438,500	0.028	12,240	77%	480,600	0.027	12,840
TOTAL NEWMONT WORLDWIDE		182,300	0.147	26,850	1,168,800	0.136	158,940	1,351,100	0.138	185,790	40%	1,390,300	0.140	194,980

(1)

Reserves are calculated at a a silver price of US$30.00, A$30.00, or NZ$38.75 per ounce unless otherwise noted. 2011 reserves were calculated at a silver price of  US$22.00, A$23.00, or NZ$29.00  per ounce unless otherwise noted.  Tonnage amounts have been rounded to the nearest 100,000 unless they are less than 50,000, and silver ounces have been rounded to the nearest 10,000.

(2)

In-process material is the material on leach pads at the end of each year from which gold remains to be recovered.  In-process material reserves are reported separately where tonnage or contained ounces are greater than 5% of the total site-reported reserves and contained ounces are greater than 100,000.

(3)

Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills.  Stockpiles increase or decrease depending on current mine plans.  Stockpile reserves are reported separately where tonnage or contained ounces are greater than 5% of the total site-reported reserves and contained ounces are greater than 100,000.

(4)	Percentage reflects Newmont's economic interest at December 31, 2012.

Attributable Proven, Probable, and Combined Silver Reserves(1) Metric Units
December 31, 2012
												December 31, 2011
Deposits/Districts by Reporting Unit		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery	Proven and Probable Reserves
	Newmont Share	Tonnage	Grade	Silver	Tonnage	Grade	Silver	Tonnage	Grade	Silver		Tonnage	Grade	Silver
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Midas, Nevada	100%	100	105.3	510	400	333.6	3,900	500	267.1	4,410	90%	700	246.9	5,250
Phoenix, Nevada	100%	20,600	9.9	6,540	381,500	8.6	106,040	402,100	8.7	112,580	36%	408,500	8.4	109,980
TOTAL NORTH AMERICA		20,700	10.6	7,050	381,900	9.0	109,940	402,600	9.0	116,990	38%	409,200	8.8	115,230
South America
Conga, Peru	51.35%	0		0	275,200	2.2	19,400	275,200	2.2	19,400	70%	275,200	2.2	19,400
Yanacocha Open Pits, Peru	51.35%	17,900	5.7	3,300	59,600	2.7	5,110	77,500	3.4	8,410	29%	81,300	4.3	11,240
Yanacocha In-Process(2)	51.35%	0		0	64,900	8.8	18,370	64,900	8.8	18,370	10%	54,000	16.6	28,840
Yanacocha Stockpiles(3)	51.35%	7,600	42.4	10,380	0		0	7,600	42.4	10,380	31%	5,500	42.3	7,430
Total Yanacocha, Peru	51.35%	25,500	16.7	13,680	124,500	5.9	23,480	150,000	7.7	37,160	20%	140,800	10.5	47,510
TOTAL SOUTH AMERICA		25,500	16.7	13,680	399,700	3.3	42,880	425,200	4.1	56,560	37%	416,000	5.0	66,910
Asia Pacific
Batu Hijau Open Pit(4)	48.5%	119,100	1.6	6,120	151,100	0.8	3,980	270,200	1.2	10,100	78%	293,700	1.1	10,410
Batu Hijau Stockpiles(3)(4)	48.5%	0		0	127,600	0.5	2,140	127,600	0.5	2,140	72%	142,300	0.5	2,430
Total Batu Hijau, Indonesia	48.5%	119,100	1.6	6,120	278,700	0.7	6,120	397,800	1.0	12,240	77%	436,000	0.9	12,840
TOTAL ASIA PACIFIC		119,100	1.6	6,120	278,700	0.7	6,120	397,800	1.0	12,240	77%	436,000	0.9	12,840
TOTAL NEWMONT WORLDWIDE		165,300	5.0	26,850	1,060,300	4.7	158,940	1,225,600	4.7	185,790	40%	1,261,200	4.8	194,980

See Footnotes under Silver Reserves U.S. units table.

Attributable Silver Mineral Resources(1)(2)U.S. Units
		December 31, 2012
Deposits/Districts		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Sandman, Nevada	100%	0		0	1,300	0.199	300	1,300	0.199	300	1,100	0.167	200
Midas, Nevada	100%	0	2.236	40	100	7.717	700	100	6.879	740	300	7.156	2,500
Phoenix, Nevada	100%	6,300	0.185	1,200	191,800	0.186	35,700	198,100	0.186	36,900	117,200	0.202	23,700
Phoenix Stockpiles, Nevada(4)	100%	0		0	0		0	0		0	2,300	0.089	200
TOTAL NORTH AMERICA		6,300	0.190	1,240	193,200	0.190	36,700	199,500	0.190	37,940	120,900	0.220	26,600
South America
Conga, Peru	51.35%	0	0	0	89,300	0.047	4,200	89,300	0.047	4,200	99,100	0.033	3,300
Yanacocha, Peru	51.35%	12,700	0.434	5,500	16,700	0.080	1,300	29,400	0.233	6,800	10,000	0.425	4,300
TOTAL SOUTH AMERICA		12,700	0.434	5,500	106,000	0.052	5,500	118,700	0.093	11,000	109,100	0.069	7,600
Asia Pacific
Batu Hijau, Indonesia(5)	48.5%	8,100	0.038	300	141,300	0.027	3,700	149,400	0.027	4,000	27,600	0.016	400
TOTAL ASIA PACIFIC		8,100	0.038	300	141,300	0.027	3,700	149,400	0.027	4,000	27,600	0.016	400
TOTAL NEWMONT WORLDWIDE		27,100	0.259	7,040	440,500	0.104	45,900	467,600	0.113	52,940	257,600	0.134	34,600

(1)	Mineral Resources reported exclusive of reserves.
(2)

Mineral Resources calculated at a silver price of US$35.00, A$35.00, or NZ$45.00 per ounce unless otherwise noted.  2011 Resources were calculated at a silver price of US$26.00, A$27.50, or NZ$34.50 per ounce. Tonnage amounts have been rounded to the nearest 100,000.

(3)	Measured and Indicated combined Resources are equivalent to Mineralized Material disclosed in Newmont's 10K filing.
(4)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans.
(5)	Percentage reflects Newmont's economic interest at December 31, 2012.

Attributable Silver Mineral Resources(1)(2)Metric Units
		December 31, 2012
Deposits/Districts		Measured Resources			Indicated Resources			Measured + Indicated Resources(3)			Inferred Resources
	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Sandman, Nevada	100%	0		0	1,200	6.8	300	1,200	6.8	300	1,000	5.7	200
Midas, Nevada	100%	0	76.7	40	100	264.6	700	100	235.8	740	300	245.4	2,500
Phoenix, Nevada	100%	5,700	6.3	1,200	174,000	6.4	35,700	179,700	6.4	36,900	106,300	6.9	23,700
Phoenix Stockpiles, Nevada(4)	100%	0		0	0		0	0		0	2,100	3.1	200
TOTAL NORTH AMERICA		5,700	6.5	1,240	175,300	6.5	36,700	181,000	6.5	37,940	109,700	7.5	26,600
South America
Conga, Peru	51.35%	0		0	81,000	1.6	4,200	81,000	1.6	4,200	89,900	1.1	3,300
Yanacocha, Peru	51.35%	11,500	14.9	5,500	15,100	2.7	1,300	26,600	8.0	6,800	9,100	14.6	4,300
TOTAL SOUTH AMERICA		11,500	14.9	5,500	96,100	1.8	5,500	107,600	3.2	11,000	99,000	2.4	7,600
Asia Pacific
Batu Hijau, Indonesia(5)	48.5%	7,300	1.3	300	128,200	0.9	3,700	135,500	0.9	4,000	25,000	0.5	400
TOTAL ASIA PACIFIC		7,300	1.3	300	128,200	0.9	3,700	135,500	0.9	4,000	25,000	0.5	400
TOTAL NEWMONT WORLDWIDE		24,500	8.9	7,040	399,600	3.6	45,900	424,100	3.9	52,940	233,700	4.6	34,600

See Footnotes under Silver Resources U.S. units table.

To view more detailed financial disclosure, including regional mine statistics, Results of Consolidated Operations, Liquidity and Capital Resources, Management's Discussion & Analysis, relevant Risk Factors, and a complete outline of the 2012 Operating and Financial guidance by region, please see the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 22, 2013, available at www.newmont.com.

Newmont Mining Corporation (NYSE: NEM) announced it will report Fourth Quarter and Year-End 2012 results after the market closes on Thursday, February 21, 2013. A conference call will be held on Friday, February 22 at 10:00 a.m. Eastern Time (8:00 a.m. Mountain Time); it will also be carried on the Company's website.

Conference Call Details
Dial-In Number	888.566.1822
Intl Dial-In Number	312.470.7116
Leader	John Seaberg
Passcode	Newmont
Replay Number	866-380-6745
Intl Replay Number	203-369-0348
Replay Passcode	2013

Webcast Details
URL	http://services.choruscall.com/links/newmont130222.html

The Fourth Quarter and Year-End 2012 results and related financial and statistical information will be available after the market close on Thursday, February 21, 2013 on the "Investor Relations" section of the Company's web site, www.newmont.com. Additionally, the conference call will be archived for a limited time on the Company's website.

Cautionary Statement Regarding Forward Looking Statements, Including 2013 Outlook:
This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation: (i) estimates of future production and sales; (ii) estimates of future costs applicable to sales; (iii) estimates of future consolidated and attributable capital expenditures, CAS, and all-in sustaining cost; (iv) estimates of future exploration spending; and (v) expectations regarding the development, growth and exploration potential of the Company's projects. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of the Company's projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which the Company operates being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar to the U.S. dollar, as well as other the exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper and oil; (vi) prices for key supplies being approximately consistent with current levels; and (vii) the accuracy of our current mineral reserve and mineral resource estimates. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the "forward-looking statements". Such risks include, but are not limited to, gold and other metals price volatility, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political and operational risks, community relations, conflict resolution and outcome of projects or oppositions and governmental regulation and judicial outcomes. For a more detailed discussion of such risks and other factors, see the Company's 2012 Form 10-K, filed on February 22, 2013, with the Securities and Exchange Commission, as well as the Company's other SEC filings. The Company does not undertake any obligation to release publicly revisions to any "forward-looking statement," including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement. Continued reliance on "forward-looking statements" is at investors' own risk.

Cautionary Statement regarding Reserves and Resource:
Ian Douglas, Newmont's Group Executive of Reserves, is the qualified person responsible for the preparation of the Reserve and Resource estimates in this presentation. The Reserves disclosed in this presentation have been prepared in compliance with Industry Guide 7 published by the SEC. As used in this news release, the term "Reserve" means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term "economically," as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in a full feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term "legally," as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont's current mine plans. Reserves in this news release may be aggregated from the Proven and Probable classes. The terms "Mineral Resources" or "Resources" and Measured, Indicated and Inferred resources are used in this news release. Investors are advised that the SEC does not recognize these terms. Newmont has determined that such Resources would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration and defined as Mineral Resources. Estimates of Resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future Mineral Reserves of the company. Inferred Resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred Resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under SME and other regulatory guideline; however, the SEC generally requires mineral resource information to be reported only as in-place tonnage and grade. In addition, our current or future reserves and exploration and development projects may not result in new mineral producing operations. Even if significant mineralization is discovered and converted to reserves, it will likely take many years from the initial phases of exploration to development and ultimately to production, during which time the economic feasibility of production may change. Additionally, references to "attributable ounces," "attributable pounds" and "attributable mineralization" in this news release are intended to mean that portion of gold or copper produced, sold or included in Proven and Probable Reserves or Resources that is attributable to our ownership or economic interest.

CONTACT: Investors, John Seaberg, +1-303-837-5743, john.seaberg@newmont.com, or Karli Anderson, +1-303-837-6049 karli.anderson@newmont.com, or Media, Omar Jabara, +1-303-837-5114. omar.jabara@newmont.com, or Diane Reberger, +1-303-967-9455, diane.reberger@newmont.com